                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 20, 2003
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                          DEL GLOBAL TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)

          New York                     0-3319                    13-1784308
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(State or other jurisdiction        (Commission                  (IRS Employer
of incorporation)                   File Number)             Identification No.)

One Commerce Park, Valhalla, New York                                    10595
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code     (914) 686-3600
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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
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          On December 1, 2003, the Registrant announced the appointment of three
          new  directors  and  announced   that  its  2004  Annual   Meeting  of
          Stockholders  will  be  held  on  January  14,  2004.  For  additional information,  reference is made to the press release which is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               99.01 Press Release dated December 1, 2003.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         DEL GLOBAL TECHNOLOGIES CORP.

Date:  December 1, 2003
                                         By: /s/ Thomas V. Gilboy
                                             -----------------------------------
                                             Thomas V. Gilboy
                                             Chief Financial Officer

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                                  EXHIBIT INDEX
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       Exhibit No.                          Description
       -----------                          -----------

       99.01                                Press Release dated December 1, 2003

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